Exhibit 10.2

AMENDMENT TO SUBLEASE ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT, WHICH ARE DENOTED BY ***. A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AMENDMENT TO SUBLEASE *** (this “Agreement”) is made and entered into effective as of March 11, 2013, by and among TEACHERS’ RETIREMENT SYSTEMS OF ALABAMA, an instrumentality of the State of Alabama, and EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA, an instrumentality of the State of Alabama (collectively, the “Landlord”), NAVISTAR, INC., a Delaware corporation (“Tenant”), and FreightCar Alabama, LLC, a Delaware limited liability company (“Subtenant”). Landlord, Tenant, and Subtenant are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”

Recitals

A. Landlord entered into that certain Industrial Facility Lease (the “Lease”), dated as of September 29, 2011, with Tenant, whereby Landlord leased to Tenant the Leased Premises (as defined in the Lease). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Lease.

B. A short form or memorandum of the Lease has been recorded in the land records of Colbert County, Alabama on October 25, 2011 in Book 2011, Page 22555.

C. Pursuant to that certain Sublease (the “Sublease”), dated as of February 19, 2013, Tenant has subleased to Subtenant a portion of the Facility referred to as the “Subleased Premises,” and granted to Subtenant the exclusive use of certain areas of the Leased Premises referred to therein as the “Exclusive Use Areas,” all as more particularly described in the Sublease. A true and complete copy of the Sublease has been delivered to Landlord.

D. Subtenant requires the *** pursuant to Article XXI of the Lease.

Agreement

For and in consideration of the respective covenants and agreements of the Parties herein set forth, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged by the Parties, the Parties do hereby agree as follows:

ARTICLE 1

AMENDMENT TO SUBLEASE

Section 1.1 Amendment. Tenant and Subtenant hereby agree that Sections 4.3(b) and 4.3(c) of the Sublease shall be deleted in their entirety from the Sublease and Landlord hereby consents to such amendment of the Sublease.

ARTICLE 2

***

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first stated above.

Landlord:	Teachers’ Retirement Systems Of Alabama

By:
Name:
Title:

Employees’ Retirement System Of Alabama

By:
Name:
Title:

Tenant:	Navistar, Inc.

By:
Name:
Title:

Subtenant:	FreightCar Alabama, LLC

By:
Name:
Title: